                                                                   July 9, 2004

TO THE SHAREHOLDER:

   For the quarter ended June 30, 2004, the Fund had a Net Asset Value of $20.22 per share. This represents a 5.2% decrease from $21.32 per share at the end of the March 31, 2004 Fiscal Year. On June 30, 2004, the Fund's closing stock price on the New York Stock Exchange was $17.64 per share, representing a 12.8% discount to Net Asset Value per share. For comparison purposes, the exercise price of the Fund's rights offering was $18.77 and the Net Asset Value per share following the offering was $20.84.

   The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
         IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)


 ----------------------------------------------------------------------------------------------------------------------------------
                                                                    10 YEARS      5 YEARS       2 YEARS       1 YEAR       QUARTER
                                                                   TO 6/30/04   TO 6/30/04    TO 6/30/04    TO 6/30/04   TO 6/30/04
 ----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                                                     7.27%        6.06%         6.30%        (4.17)%       (3.72)%
Average of 14 Other
 Closed-End Bond Funds(2)                                             7.48%        6.64%         8.01%         1.88%        (2.98)%
Salomon Bros. Bond Index(3)                                           8.66%        8.41%         7.68%        (3.63)%       (5.49)%


1 - This is historical information and should not be construed as indicative of any likely future performance.
2 - Source: Lipper Inc.
3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The Fund's performance for the historical periods was impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter.

The Federal Reserve Board raised the Fed Funds rate to 1.25% from 1% on
June 30, 2004. This was the first increase in that rate since May 2000. From an historical perspective, the 1.25% rate remains extremely accommodative. The benchmark 10-year US Treasury note has been volatile over recent periods. The yield on that note reached a high on June 14, 2004 at 4.87% before closing the quarter at 4.58%. The cyclical low yield was 3.1% in June 2003. The price declines associated with bond yield increases over the past twelve months account for the negative total returns experienced during the period. As discussed above, the 4.5% dilution resulting from the rights offering adversely impacted performance during the year.

In addition to continuing accommodative monetary policy, the Federal budget deficit and high energy prices put upward pressure on interest rates. Even though rates have fallen since the Fed's action, we do not presume that a cyclical peak in longer rates would occur prior to the first tightening in a cycle. In all likelihood, the Federal Reserve will take further tightening actions over the next several months. The Fund's performance will continue to be subject to the impacts of trends in longer term interest rates. Although portfolio actions taken since the rights offering have lessened the concentration in corporate bonds, the Fund's performance does remain sensitive to trends in yield spreads on corporate bonds relative to benchmark Treasury yields.

On May 13, 2004, the Fund's former investment advisor sold its business to Andover Acquisition Co., L.P. Andover Acquisition Co., L.P. subsequently changed its name to 1838 Investment Advisors, LP. The sale of the former investment adviser's business resulted in an "assignment" and automatic termination of the Fund's investment advisory contract with the former adviser. Since May 13, 2004, the Fund has been advised by 1838 Investment

Advisors, LP under an interim investment advisory agreement. The interim agreement will remain in effect for 150 days, or until a new investment advisory agreement with 1838 Investment Advisors, LP is approved by Fund shareholders.

Shareholders of record on June 1, 2004 received proxy voting materials for the vote of approval of a new investment advisory agreement for the Fund. The Fund's Board of Directors recommended the Fund's shareholders vote in favor of the new investment advisory agreement with 1838 Investment Advisors, LP.

The table below updates the portfolio quality of the Fund's long-term invested assets compared to the end of the two prior fiscal years:


-----------------------------------------------------------------------------------------------------------------------------------
                                      PERCENT OF TOTAL INVESTMENT (STANDARD & POOR'S RATINGS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  U.S. TREASURIES,
                                                                     AGENCIES &                                   B AND
PERIOD ENDED                                                         AAA RATED        AA     A      BBB     BB    LOWER   NOT RATED
-----------------------------------------------------------------------------------------------------------------------------------
June 30, 2004                                                           24.7%        3.6%   29.2%  33.5%   6.7%    0.5%      1.8%
March 31, 2004                                                          25.4%        3.7%   28.4%  35.1%   6.8%    0.5%      0.1%
March 31, 2003                                                          17.3%        5.3%   28.7%  39.5%   7.6%    1.4%      0.1%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

On June 16, 2004 the Board of Directors declared a dividend payment of $0.3125 per share payable August 3, 2004 to shareholders of record on July 8, 2004.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.

                                     Sincerely,


                                     /s/ John H. Donaldson
                                     -----------------------
                                     John H. Donaldson, CFA
                                     President

SCHEDULE OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2004



                                                                        MOODY'S/
                                                                       STANDARD &
                                                                         POOR'S        PRINCIPAL       AMORTIZED COST      VALUE
                                                                         RATING*    AMOUNT (000'S)       (NOTE 1)        (NOTE 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (96.75%)
AUTOMOBILES & RELATED (5.34%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB          $1,000         $ 1,000,000     $ 1,441,333
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB-         1,000           1,109,699       1,101,892
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB-         1,560           1,544,328       1,700,359
Ford Motor Credit Co., 7.00%, 10/01/13 .............................     A3/BBB-          2,000           2,059,737       2,018,932
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A3/BBB           1,000           1,007,855       1,049,533
                                                                                                        -----------     -----------
                                                                                                          6,721,619       7,312,049
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (8.76%)
Arizona Public Service Co., 5.625%, 05/15/33 .......................    Baa1/BBB          1,000             988,738         879,039
Dominion Resources Inc., Sr. Notes, 6.75%, 12/15/32 ................    Baa1/BBB+         1,000             997,618       1,004,485
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,484,145       1,996,732
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         528,547
National Rural Utilities, Notes, 4.75%, 03/01/14 ...................      A1/A+             500             510,486         480,236
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,664         581,526
Old Dominion Electric Corp., 6.25%, 06/01/11 .......................     Aaa/AAA            500             500,445         539,063
PSEG Power, Notes, 5.00%, 04/01/14 .................................    Baa1/BBB          1,500           1,498,045       1,399,162
                                                                                                        -----------     -----------
                                                                                                          6,978,141       7,408,790
                                                                                                        -----------     -----------
FINANCIAL (23.53%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,053,624       1,133,318
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,987         542,951
Citicorp Capital II, Gtd., 8.015%, 02/15/27 ........................      Aa2/A           2,000           2,011,113       2,200,912
FBS Capital I, Gtd., 8.09%, 11/15/26 ...............................      A1/A-           2,000           1,994,248       2,204,644
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,548,335       1,612,522
Goldman Sachs Group Inc., Gtd., 6.345%, 02/15/34 ...................      A1/A-           1,500           1,509,720       1,408,609
Household Finance Corp., Notes, 6.75%, 05/15/11 ....................      A1/A            1,500           1,499,714       1,639,203
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,565,534       2,731,460
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,854         548,114
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................      WR/NR           1,500           1,575,495       1,608,999
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             487,179         543,669
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,009,033       1,187,226
XL Capital Europe PLC, Gtd., 6 .50%, 01/15/12 ......................      A2/A              500             497,857         534,800
                                                                                                        -----------     -----------
                                                                                                         16,748,693      17,896,427
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (13.87%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................     Ba2/BB           2,000           1,999,787       1,948,860
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             438,650         556,585
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,434       1,084,386
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,136,931       2,495,580
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,130       1,103,009
Quebecor World Inc.,Gtd., 6.125%, 11/15/13 .........................    Baa3/BBB-         1,500           1,511,005       1,428,891
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             916,738       1,035,000
Smurfit Capital Funding, Debs., 7.50%, 11/20/25 ....................     B1/BB-           2,000           1,991,750       1,870,000
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12 ..................     Ba1/BB+          1,000             995,869       1,070,000
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa3/BB+            500             511,197         518,255
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Baa3/BBB            750             656,959         785,183
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,492,734       1,817,111
                                                                                                        -----------     -----------
                                                                                                         14,644,184      15,712,860
                                                                                                        -----------     -----------
OIL & GAS (9.37%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             523,184         594,104
Coastal Corp., Debs., 6.70%, 2/15/27 ...............................    Caa1/CCC+           500             504,793         468,750
ConocoPhillips, Gtd., 5.90%, 10/15/32 ..............................      A3/A-           1,000           1,023,811         966,571
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,198,926       1,213,248
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,561       2,239,324
Transocean Inc., Notes, 7.50%, 04/15/31 ............................     Baa2/A-            500             497,771         569,251
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A-           2,539           2,639,645       3,247,434
                                                                                                        -----------     -----------
                                                                                                          8,366,691       9,298,682
                                                                                                        -----------     -----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS  (UNAUDITED)--CONTINUED                   JUNE 30, 2004



                                                                        MOODY'S/
                                                                       STANDARD &
                                                                         POOR'S         PRINCIPAL      AMORTIZED COST      VALUE
                                                                         RATING*     AMOUNT (000'S)       (NOTE 1)        (NOTE 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (14.69%)
Comcast Corp., Gtd., 7.05%, 3/15/33 ................................    Baa3/BBB           $2,000       $ 2,194,279     $ 2,071,748
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa3/BBB            1,000         1,059,781       1,109,990
Deutsche Telekom International, Gtd., 8.25%, 06/15/30 ..............    Baa2/BBB+           2,000         2,514,188       2,434,272
GTE Corp. Deb., 6.94%, 04/15/28 ....................................      A3/A+             2,000         2,110,320       2,041,052
News America Holdings Inc., Gtd., 7.90%, 12/01/95 ..................    Baa3/BBB-           1,400         1,298,780       1,559,519
SBC Communications Inc., Notes, 5.875%, 08/15/12 ...................      A1/A+               500           493,477         513,185
Sprint Capital Corp., 5.25%, 05/01/19 ..............................    Baa3/BBB-           1,750         1,760,850       1,760,423
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+           3,000         3,141,670       3,706,224
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ...............      A2/A+             1,646         1,675,278       1,848,754
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-               250           246,330         296,032
                                                                                                        -----------     -----------
                                                                                                         16,494,953      17,341,199
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (12.28%)
FHLMC Pool A15675, 6.00%, 11/01/33 .................................      NR/NR             2,675         2,768,795       2,735,634
FNMA Pool B11892, 4.50%, 01/01/19 ..................................      NR/NR             2,342         2,365,520       2,293,871
FNMA Pool 763852, 5.50%, 02/01/34 ..................................      NR/NR             4,172         4,268,143       4,157,767
FNMA Pool 754791, 6.50%, 12/01/33 ..................................      NR/NR             2,646         2,783,291       2,756,772
GNMA Pool 780374, 7.50%, 12/15/23 ..................................      NR/NR                68            66,946          73,031
GNMA Pool 417239, 7.00%, 02/15/26 ..................................      NR/NR               162           163,091         172,004
                                                                                                        -----------     -----------
                                                                                                         12,415,786      12,189,079
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (8.91%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,665,516       1,751,563
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,028,525       5,034,350
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,013,482       1,323,242
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           725,679         727,771
                                                                                                        -----------     -----------
                                                                                                          7,433,202       8,836,926
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     89,803,269      95,996,012
                                                                                                        -----------     -----------
INVESTMENT COMPANIES (1.75%)                                                             SHARES
                                                                                        ---------
High Yield Plus Fund ...............................................                       33,333           223,875         135,999
Evergreen Select Money Market Fund - I Shares ......................                    1,597,256         1,597,256       1,597,256
                                                                                                        -----------     -----------
                                                                                                          1,821,131       1,733,255
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (98.50%) .........................................                                    $91,624,400      97,729,267
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (1.50%) ...............................                                                      1,488,469
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $99,217,736
                                                                                                                        ===========

144A- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 2.75% of net assets.

Legend
------

Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated







   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2004


Assets:
   Investment in securities, at value (amortized cost
     $91,624,400) (Note 1)........................................   $97,729,267
   Interest receivable ...........................................     1,574,852
   Dividends receivable ..........................................         1,167
   Other assets ..................................................           688
                                                                     -----------
    TOTAL ASSETS .................................................    99,305,974
                                                                     -----------
Liabilities:
   Due to Advisor ................................................        41,854
   Accrued expenses payable ......................................        46,384
                                                                     -----------
    TOTAL LIABILITIES ............................................        88,238
                                                                     -----------
Net assets: (equivalent to $20.22 per share based on 4,907,678
  shares of capital stock outstanding)............................   $99,217,736
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 4,907,678
   Capital paid-in ...............................................    92,531,301
   Accumulated net investment income (loss) ......................      (784,096)
   Accumulated net realized loss on investments ..................    (3,542,014)
   Net unrealized appreciation on investments ....................     6,104,867
                                                                     -----------
                                                                     $99,217,736
                                                                     ===========

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED JUNE 30, 2004


Investment Income:
   Interest........................................                  $ 1,594,784
   Dividends.......................................                        3,500
                                                                     -----------
    Total Investment Income .......................                    1,598,284
                                                                     -----------
Expenses:
   Investment advisory fees (Note 4)...............    $   135,831
   Transfer agent fees.............................         10,870
   NYSE fee........................................          6,250
   Directors' fees.................................          7,295
   Audit fees......................................          3,409
   State and local taxes...........................          7,544
   Legal fees and expenses.........................         10,573
   Reports to shareholders.........................          6,151
   Custodian fees..................................          1,870
   Miscellaneous...................................         15,476
                                                       -----------
    Total Expenses ................................                      205,269
                                                                     -----------
     Net Investment Income ........................                    1,393,015
                                                                     -----------
Realized and unrealized gain on investments (Note1):
   Net realized gain from security transactions....                       26,827
                                                                     -----------
   Unrealized appreciation of investments:
    Beginning of period ...........................     11,400,890
    End of period .................................      6,104,867
                                                       -----------
     Change in unrealized appreciation of
        investments................................                   (5,296,023)
                                                                     -----------
       Net realized and unrealized loss on
        investments................................                   (5,269,196)
                                                                     -----------
Net decrease in net assets resulting from
  operations.......................................                  $(3,876,181)
                                                                     ===========




   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                  THREE MONTHS
                                                      ENDED
                                                  JUNE 30, 2004     YEAR ENDED
                                                   (UNAUDITED)    MARCH 31, 2004
                                                  -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income......................    $  1,393,015     $  4,854,232
   Net realized gain from security
    transactions (Note 2) ....................          26,827          544,219
   Change in unrealized appreciation of
    investments ..............................      (5,296,023)       3,653,484
                                                  ------------     ------------
    Net increase (decrease) in net assets
     resulting from operations ...............      (3,876,181)       9,051,935
                                                  ------------     ------------
Distributions:
   Dividends to shareholders from net
    investment income ........................      (1,533,649)      (4,981,455)
   Distributions to shareholders from tax
    return of capital ........................              --         (298,918)
                                                  ------------     ------------
    Total distributions to shareholders ......      (1,533,649)      (5,280,373)
                                                  ------------     ------------
Capital Share Transactions:
   Proceeds from common share offering........              --       23,170,063
   Dealer manager fee charged to paid-in
    capital in excess of par .................              --         (868,877)
   Common share offering costs charged to
    paid-in capital in excess of par .........              --         (417,993)
                                                  ------------     ------------
    Net proceeds from common share offering ..              --       21,883,193
                                                  ------------     ------------
 Increase net assets .........................      (5,409,830)      25,654,755
Net Assets:
   Beginning of period........................     104,627,566       78,972,811
                                                  ------------     ------------
   End of period..............................    $ 99,217,736     $104,627,566
                                                  ============     ============


      ====================================================================

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.

      ====================================================================






   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

   The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                 THREE MONTHS
                                                                    ENDED                      YEAR ENDED MARCH 31,
                                                                JUNE 30, 2004    --------------------------------------------------
                                                                 (UNAUDITED)       2004       2003       2002      2001       2000
                                                                -------------    --------   -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........................      $  21.32      $  21.50   $ 20.13    $ 20.95    $ 20.39   $ 22.20
                                                                   --------      --------   -------    -------    -------   -------
 Net investment income(1) ...................................          0.28          1.29      1.31       1.24       1.45      1.47
 Net realized and unrealized gain (loss) on investments(1) ..         (1.07)         0.83      1.45      (0.62)      0.56     (1.81)
                                                                   --------      --------   -------    -------    -------   -------
Total from investment operations ............................         (0.79)         2.12      2.76       0.62       2.01     (0.34)
                                                                   --------      --------   -------    -------    -------   -------
Capital share transaction:
 Dilution of the net asset value from rights offering
 (Note 6) ...................................................            --         (0.97)       --         --         --        --
                                                                   --------      --------   -------    -------    -------   -------
Less distributions:
 Dividends from net investment income .......................         (0.31)        (1.27)    (1.34)     (1.43)     (1.45)    (1.47)
 Distributions from tax return of capital ...................            --         (0.06)    (0.05)     (0.01)        --        --
                                                                   --------      --------   -------    -------    -------   -------
Total distributions .........................................         (0.31)        (1.33)    (1.39)     (1.44)     (1.45)    (1.47)
                                                                   --------      --------   -------    -------    -------   -------
Net asset value, end of period ..............................      $  20.22      $  21.32   $ 21.50    $ 20.13    $ 20.95   $ 20.39
                                                                   ========      ========   =======    =======    =======   =======
Per share market price, end of period .......................      $  17.64      $  19.51   $ 20.65    $ 19.34    $ 19.27   $ 16.88
                                                                   ========      ========   =======    =======    =======   =======
TOTAL INVESTMENT RETURN(2)
 Based on market value ......................................         (8.00)%        1.13%    14.55%      7.96%     23.91%   (11.67)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ........................      $ 99,218      $104,628   $78,973    $73,955    $76,970   $74,892
Ratio of expenses to average net assets .....................          0.83%*        0.86%     0.91%      0.86%      0.91%     0.88%
Ratio of net investment income to average net assets(1) .....          5.64%*        5.57%     6.39%      6.73%      7.20%     7.09%
Portfolio turnover rate .....................................          1.71%        11.99%    12.27%     10.87%     12.39%    10.21%
Number of shares outstanding at the end of the period (in
   000's) ...................................................         4,908         4,908     3,673      3,673      3,673     3,673

*   Annualized
(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At June 30, 2004, there were no securities valued by the Board of Directors.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

     The distribution of $1,533,649 during the three months ended June 30, 2004 was characterized as ordinary income for tax purposes. Distributions during the fiscal years ended March 31, 2004 and 2003 were characterized as follows for tax purposes:

                            ORDINARY INCOME    RETURN OF CAPITAL    CAPITAL GAIN   TOTAL DISTRIBUTION
                            ---------------    -----------------    ------------   ------------------
          FY 2004              $4,981,455           $298,918             --            $5,280,373
          FY 2003              $4,913,023           $192,805             --            $5,105,828

     At March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                    ACCUMULATED                             ACCUMULATED
                               ORDINARY INCOME (LOSS)                   CAPITAL GAIN (LOSS)
                               ----------------------                   -------------------
                                      $    --                                $(3,568,841)


     As of March 31, 2004, the capital loss carryovers available to offset possible future capital gains were as follows:


                                     AMOUNT                               EXPIRATION DATE
                                    --------                              ---------------
                                  $1,201,050                                 3/31/2009
                                     974,596                                 3/31/2010
                                   1,393,195                                 3/31/2011


     At June 30, 2004, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:


               AGGREGATE           NET UNREALIZED    GROSS UNREALIZED   GROSS UNREALIZED
               TAX COST             APPRECIATION        APPRECIATION       DEPRECIATION
              -----------          --------------    ----------------   ----------------
              $92,296,463            $5,432,804         $7,322,645        $(1,889,841)


F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- PORTFOLIO TRANSACTIONS -- The following is a summary of the security transactions, other than short-term investments, for the three months ended June 30, 2004:

                                                                                    PROCEEDS
                                                                      COST OF      FROM SALES
                                                                     PURCHASES    OR MATURITIES
                                                                    ----------    -------------
               U.S. Government Securities .......................   $       --     $   36,995
               Other Investment Securities ......................    3,270,570      1,023,040


NOTE 3 -- CAPITAL STOCK -- At March 31, 2004, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 -- INTERIM INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS -- Under the terms of the current interim contract with 1838 Investment Advisors, LP (the "Advisor"), advisory fees are calculated at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess. Fees earned by the Advisor are currently being held in an interest bearing escrow account on behalf of the Advisor until a new investment advisory agreement can be approved by shareholders at the next annual meeting to be held on July 20, 2004.

MBIA Municipal Investors Services Corporation provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

NOTE 5 -- DIVIDEND AND DISTRIBUTION REINVESTMENT -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the three months ended June 30, 2004, the Fund issued no shares under this Plan.

NOTE 6 -- RIGHTS OFFERING -- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.


================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723

================================================================================

           D I R E C T O R S
           ==================

            W. THACHER BROWN
          JOHN GILRAY CHRISTY
            MORRIS LLOYD, JR.
            J. LAWRENCE SHANE


            O F F I C E R S
           =================
            JOHN H. DONALDSON
                President
           ANNA M. BENCROWSKY
      Vice President and Secretary
            CLIFFORD D. CORSO
             Vice President


   I N V E S T M E N T   A D V I S O R
  =====================================
      1838 INVESTMENT ADVISORS, LP
       2701 RENAISSANCE BOULEVARD                       1 8 3 8
              FOURTH FLOOR
        KING OF PRUSSIA, PA 19406             BOND--DEBENTURE TRADING FUND
                                                   ------------------

           C U S T O D I A N                   2701 RENAISSANCE BOULEVARD
           ==================
         WACHOVIA NATIONAL BANK                       FOURTH FLOOR
           123 S. BROAD STREET
         PHILADELPHIA, PA 19109                 KING OF PRUSSIA, PA 19406

                                                    [GRAPHIC OMITTED]
      T R A N S F E R   A G E N T
      ============================                  QUARTERLY REPORT
                EQUISERVE
             P.O. BOX 43069                           JUNE 30, 2004
        PROVIDENCE, RI 02940-3069
              781-575-2723


             C O U N S E L
             ==============
           PEPPER HAMILTON LLP
          3000 TWO LOGAN SQUARE
       EIGHTEENTH & ARCH STREETS
         PHILADELPHIA, PA 19103



            A U D I T O R S
            ===============
          TAIT, WELLER & BAKER
           1818 MARKET STREET
               SUITE 2400
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